Employee Stock And Incentive Plan (Assumptions Used In The Pricing Model - Performance Stock Units) (Details) - Performance Share Units [Member] - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Expected term (years)	3 years	3 years	3 years
Risk-free interest rate	1.03%	0.68%	0.36%
Expected volatility	16.90%	19.80%	20.00%
Weighted average fair value of PSUs granted	$ 26.46	$ 25.31	$ 26.88
Intrinsic value of vested PSUs	$ 7,964	$ 4,327	$ 415
Fair value of vested PSUs	$ 6,416	$ 3,297	$ 351